UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 3, 2010

PEGASI ENERGY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-134568	20-4711443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

218 N. Broadway, Suite 204, Tyler, Texas 75702
(Address of principal executive offices)

Registrant’s telephone number, including area code: (903) 595-4139

Copy of correspondence to:

Marc J. Ross, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
ITEM 5.07      Submission of Matters to a Vote of Security Holders.

By resolution dated October 19, 2010, which was effective on November 3, 2010, holders of a majority of the shares of common stock of Pegasi Energy Resources Corporation (the “Company”) approved the following matters by written consent:

•	the re-election of the Company’s current members of the Board of Directors, Messrs. Michael H. Neufeld, Richard A. Lindermanis, Alan Gelfand and David J. Moss;

•
an amendment to the Articles of Incorporation of the Company, as amended, to increase the number of authorized shares of our common stock, par value $.001 per share, to 125,000,000 shares and to authorize 5,000,000 shares of blank-check preferred stock, par value $.001 per share; and

•	the adoption of the Company’s 2010 Incentive Stock Plan and the reservation of 5,000,000 shares of common stock for issuance thereunder.

On November 5, 2010, the Company amended its Articles of Incorporation, as amended, to increase the number of authorized shares of its common stock, par value $.001 per share, to 125,000,000 shares and to authorize 5,000,000 shares of blank-check preferred stock, par value $.001 per share, by filing Articles of Amendment to the Articles of Incorporation (the “Articles of Amendment”) with the Secretary of State of Nevada to effectuate such amendment.  The Articles of Amendment, effective November 5, 2010, is attached to this Form 8-K as Exhibit 3.1 and is incorporated by reference.  The Articles of Amendment was authorized by the Board of Directors pursuant to a unanimous consent in lieu of a meeting, and was approved by a majority of the stockholders of the Company as described above.

Item 7.01        Regulation FD Disclosure.

In connection with the Articles of Amendment, on November 8, 2010, the Company mailed notice to all shareholders as required pursuant to Section 607.0704 of the Florida Business Corporation Act. A copy of the letter to shareholders is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

ITEM 9.01      Financial Statements and Exhibits.

(d)           Exhibits.

3.01	Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Nevada on November 5, 2010.

10.01	Form of 2010 Incentive Stock Option Plan

99.1	Copy of letter to shareholders from the Company, dated November 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEGASI ENERGY RESOURCES CORPORATION

Dated: November 10, 2010	BY:	/s/ RICHARD LINDERMANIS
Richard Lindermanis Chief Financial Officer